                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000

I.  RECONCILIATION OF COLLECTION ACCOUNT:
     End of Period Collection Account Balance as of Prior Payment Date:                                                   420,668.74
     Available Funds:
       Contract Payments due and received in this period                                                                4,631,937.20
       Contract Payments due in prior period(s) and received in this period                                               512,099.33
       Contract Payments received in this period for next period                                                          564,241.42
       Sales, Use and Property Tax, Maintenance, Late Charges                                                             139,820.63
       Prepayment Amounts related to early termination in this period                                                      52,680.25
       Servicer Advance                                                                                                   414,640.95
       Proceeds received from recoveries on previously Defaulted Contracts                                                      0.00
       Transfer from Reserve Account                                                                                       12,015.18
       Interest earned on Collection Account                                                                               19,371.27
       Interest earned on Affiliated Account                                                                                2,256.72
       Proceeds from repurchase of Contracts per Contribution and
       Servicing Agreement Section 5.03                                                                                         0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01
         (Substituted contract < Predecessor contract)                                                                          0.00
       Amounts paid under insurance policies                                                                                    0.00
       Any other amounts                                                                                                        0.00

                                                                                                                        ------------
     Total Available Funds                                                                                              6,769,731.69
     Less: Amounts to be Retained in Collection Account                                                                   884,400.77
                                                                                                                        ============
     AMOUNT TO BE DISTRIBUTED                                                                                           5,885,330.92
                                                                                                                        ============


     DISTRIBUTION OF FUNDS:
       1.  To Trustee -  Fees                                                                                                   0.00
       2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                     512,099.33
       3.  To Noteholders (For Servicer Report immediately following the
           Final Additional Closing Date)

             a) Class A1 Principal and Interest                                                                         3,205,157.05
             a) Class A2 Principal (distributed after A1 Note matures) and Interest                                       229,891.90
             a) Class A3 Principal (distributed after A2 Note mature) and Interest                                        370,516.12
             a) Class A4 Principal (distributed after A3 Note matures) and Interest                                       595,956.85
             b) Class B Principal and Interest                                                                             76,408.20
             c) Class C Principal and  Interest                                                                           153,953.56
             d) Class D Principal and Interest                                                                            105,898.37
             e) Class E Principal and Interest                                                                            146,132.92

       4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                              0.00
       5.  To Issuer - Residual  Principal and Interest and
           Reserve Account Distribution
             a) Residual Interest (Provided no Restricting or Amortization
                Event in effect)                                                                                          114,133.05
             b) Residual Principal (Provided no Restricting or Amortization
                Event in effect)                                                                                          106,445.31
             c) Reserve Account Distribution (Provided no Restricting or
                Amortization Event in effect)                                                                              12,015.18
       6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest
           Earned and Any Other Amounts                                                                                   161,448.62
       7.  To Servicer, Servicing Fee and other Servicing Compensations                                                    95,274.46
                                                                                                                        ============
     TOTAL FUNDS DISTRIBUTED                                                                                            5,885,330.92
                                                                                                                        ============

                                                                                                                        ============
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting
     Event Funds (if any)}                                                                                                884,400.77
                                                                                                                        ============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,702,437.25
            - Add Investment Earnings                                                                                      12,015.18
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
            - Less Distribution to Certificate Account                                                                     12,015.18
                                                                                                                       =============
End of period balance                                                                                                  $2,702,437.25
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                              $2,702,437.25
                                                                                                                       =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
      Pool A                                                                                   174,846,768.51
      Pool B                                                                                    48,730,150.65
                                                                                               --------------
                                                                                                                      223,576,919.16
Class A Overdue Interest, if any                                                                         0.00
Class A Monthly Interest - Pool A                                                                1,000,331.64
Class A Monthly Interest - Pool B                                                                  278,794.48

Class A Overdue Principal, if any                                                                        0.00
Class A Monthly Principal - Pool A                                                               2,292,669.61
Class A Monthly Principal - Pool B                                                                 829,726.19
                                                                                               --------------
                                                                                                                        3,122,395.80
Ending Principal Balance of the Class A Notes
      Pool A                                                                                   172,554,098.90
      Pool B                                                                                    47,900,424.46
                                                                                               --------------         --------------
                                                                                                                      220,454,523.36
                                                                                                                      ==============



Interest Paid Per $1,000            Principal Paid Per $1,000           Ending Principal
Original Face $237,814,000          Original Face $237,814,000          Balance Factor
             $ 5.378683                            $ 13.129571          92.700398%



IV. CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
          Class A1                                                                              17,245,919.16
          Class A2                                                                              42,182,000.00
          Class A3                                                                              65,098,000.00
          Class A4                                                                              99,051,000.00

                                                                                               --------------

Class A Monthly Interest                                                                                             223,576,919.16
          Class A1 (Actual Number Days/360)                                                         82,761.25
          Class A2                                                                                 229,891.90
          Class A3                                                                                 370,516.12
          Class A4                                                                                 595,956.85

                                                                                               --------------

Class A Monthly Principal
          Class A1                                                                                                     3,122,395.80
          Class A2                                                                                       0.00
          Class A3                                                                                       0.00
          Class A4                                                                                       0.00

                                                                                               --------------
                                                                                                 3,122,395.80
Ending Principal Balance of the Class A2 Notes
          Class A1                                                                              14,123,523.36
          Class A2                                                                              42,182,000.00
          Class A3                                                                              65,098,000.00
          Class A4                                                                              99,051,000.00


                                                                                               --------------         --------------
                                                                                                                      220,454,523.36
                                                                                                                      ==============



Class A1
Interest Paid Per $1,000            Principal Paid Per $1,000              Ending Principal
Original Face $31,483,000           Original Face $31,483,000              Balance Factor
             $ 2.628760                           $ 99.177200                   44.860793%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


V. CLASS B NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class B Notes
             Pool A                                                                               2,980,617.77
             Pool B                                                                                 830,704.71
                                                                                                  ------------
                                                                                                                     3,811,322.48

Class B Overdue Interest, if any                                                                          0.00
Class B Monthly Interest - Pool A                                                                    18,132.09
Class B Monthly Interest - Pool B                                                                     5,053.45
Class B Overdue Principal, if any                                                                         0.00
Class B Monthly Principal - Pool A                                                                   39,079.60
Class B Monthly Principal - Pool B                                                                   14,143.06
                                                                                                  ------------
                                                                                                                        53,222.66
Ending Principal Balance of the Class B Notes
             Pool A                                                                               2,941,538.17
             Pool B                                                                                 816,561.65
                                                                                                  ------------       ------------
                                                                                                                     3,758,099.82
                                                                                                                     ============


   Interest Paid Per $1,000       Principal Paid Per $1,000              Ending Principal
   Original Face $4,054,000       Original Face $4,054,000               Balance Factor
                 $ 5.719176                     $ 13.128431                  92.701032%



VI. CLASS C NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class C Notes
             Pool A                                                                              5,960,454.54
             Pool B                                                                              1,661,190.43
                                                                                                 ------------
                                                                                                                        7,621,644.97

    Class C Overdue Interest, if any                                                                     0.00
    Class C Monthly Interest - Pool A                                                               37,153.50
    Class C Monthly Interest - Pool B                                                               10,354.75
    Class C Overdue Principal, if any                                                                    0.00
    Class C Monthly Principal - Pool A                                                              78,159.19
    Class C Monthly Principal - Pool B                                                              28,286.12
                                                                                                 ------------
                                                                                                                          106,445.31
    Ending Principal Balance of the Class C Notes
             Pool A                                                                              5,882,295.35
             Pool B                                                                              1,632,904.31
                                                                                                 ------------           ------------
                                                                                                                        7,515,199.66
                                                                                                                        ============


    Interest Paid Per $1,000         Principal Paid Per $1,000             Ending Principal
    Original Face $8,107,000         Original Face $8,107,000              Balance Factor
                  $ 5.860152                       $ 13.130049               92.700131%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


VII. CLASS D NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class D Notes
           Pool A                                                                                 3,973,896.70
           Pool B                                                                                 1,107,533.29
                                                                                                 ------------
                                                                                                                        5,081,429.99

Class D Overdue Interest, if any                                                                          0.00
Class D Monthly Interest - Pool A                                                                    27,320.54
Class D Monthly Interest - Pool B                                                                     7,614.29
Class D Overdue Principal, if any                                                                         0.00
Class D Monthly Principal - Pool A                                                                   52,106.13
Class D Monthly Principal - Pool B                                                                   18,857.41
                                                                                                  ------------
                                                                                                                           70,963.54
Ending Principal Balance of the Class D Notes
           Pool A                                                                                 3,921,790.57
           Pool B                                                                                 1,088,675.88
                                                                                                  ------------          ------------
                                                                                                                        5,010,466.45
                                                                                                                        ============


Interest Paid Per $1,000         Principal Paid Per $1,000            Ending Principal
Original Face $5,405,000         Original Face  $5,405,000             Balance Factor
              $ 6.463428                       $ 13.129240              92.700582%



VIII. CLASS E NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class E Notes
           Pool A                                                                                     4,967,175.61
           Pool B                                                                                     1,384,361.86
                                                                                                      ------------
                                                                                                                        6,351,537.47

Class E Overdue Interest, if any                                                                              0.00
Class E Monthly Interest - Pool A                                                                        44,911.55
Class E Monthly Interest - Pool B                                                                        12,516.94
Class E Overdue Principal, if any                                                                             0.00
Class E Monthly Principal - Pool A                                                                       65,132.66
Class E Monthly Principal - Pool B                                                                       23,571.77
                                                                                                      ------------
                                                                                                                           88,704.43
Ending Principal Balance of the Class E Notes
          Pool A                                                                                      4,902,042.95
          Pool B                                                                                      1,360,790.09
                                                                                                      ------------      ------------
                                                                                                                        6,262,833.04
                                                                                                                        ============


   Interest Paid Per $1,000           Principal Paid Per $1,000            Ending Principal
   Original Face $6,756,000           Original Face $6,756,000             Balance Factor
                 $ 8.500369                        $ 13.129726              92.700311%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE
Beginning Residual Principal Balance
                 Pool A                                                                        5,961,020.54
                 Pool B                                                                        1,661,349.13
                                                                                               ------------
                                                                                                                        7,622,369.67

Residual Interest - Pool A                                                                        89,567.05
Residual Interest - Pool B                                                                        24,566.00
Residual Principal - Pool A                                                                       78,159.19
Residual Principal - Pool B                                                                       28,286.12
                                                                                               ------------
                                                                                                                          106,445.31
Ending Residual Principal Balance
                 Pool A                                                                        5,882,861.35
                 Pool B                                                                        1,633,063.01
                                                                                               ============             ------------
                                                                                                                        7,515,924.36
                                                                                                                        ============


X.  PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                                                   95,274.46
        - Servicer Advances reimbursement                                                                                 512,099.33
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                 161,448.62
                                                                                                                        ------------
       Total amounts due to Servicer                                                                                      768,822.41
                                                                                                                        ============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


XI.   Aggregate Discounted Contract Balance

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                  198,689,933.66

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                     0.00

       Decline in Aggregate Discounted Contract Balance                                                                 2,605,306.38

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the ending of the related Collection Period
                                                                                                                      --------------
                                                                                                                      196,084,627.28
                                                                                                                      ==============

       Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments and Servicer Advances                                 2,538,363.26

        - Principal portion of Prepayment Amounts                                                         66,943.12

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                    0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                          0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                               0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                        0.00

                                                                                                     --------------
                                        Total Decline in Aggregate Discounted Contract Balance                 0.00
                                                                                                     ==============


POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                                55,375,290.07

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                  0.00

          Decline in Aggregate Discounted Contract Balance                                                                942,870.66

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the ending of the related Collection Period
                                                                                                                      --------------
                                                                                                                       54,432,419.41
                                                                                                                      ==============

          Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments and Servicer Advances                                 942,870.66

           - Principal portion of Prepayment Amounts                                                            0.00

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                  0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                        0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                             0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                      0.00

                                                                                                      --------------
                                       Total Decline in Aggregate Discounted Contract Balance                   0.00
                                                                                                      ==============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     250,517,046.69
                                                                                                                      ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

POOL A
                                           Discounted
Lease #       Lessee Name                  Present Value                     Residual Value
----------------------------------         ----------------                  ----------------
              NONE                                                                      $0.00




                                           -----------------                 ----------------
                                           Totals:     $0.00                            $0.00



POOL B
                                           Discounted
Lease #       Lessee Name                  Present Value                     Residual Value
----------------------------------         ----------------                  ----------------
              NONE                                                                      $0.00




                                           -----------------                 ----------------
                                           Totals:     $0.00                            $0.00





a)   DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                  0
b)   ADCB AT CLOSING DATE                                                     0
c)   (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                             0%

*    ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,
     THE SERVICER HAS DECLINED TO ADVANCE, OR THE OBLIGOR HAS REJECTED THE CONTRACT/LEASE IN BANKRUPTCY PROCEEDING.

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A
                                                                                                      Predecessor
                                           Discounted                   Predecessor                   Discounted
Lease #       Lessee Name                  Present Value                Lease #                       Present Value
----------------------------------         ----------------             ---------------------         ----------------
              NONE




                                           -----------------                                          ----------------
                                           Totals:     $0.00                                                     $0.00

     a)   DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $0.00
     b)   ADCB OF POOL A AT CLOSING DATE                                                                         $0.00
     c)   (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)   Total discounted Contract Balance of Predecessor Receivables      $0.00
b)   Total discounted Contract Balance of Substitute Receivables       $0.00
c)   If (a) greater than (b), amount to be deposited in Collection
     Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL
DURING THE RELATED COLLECTION PERIOD          YES           NO     X
                                              ---------     --------


POOL B                                                                                                Predecessor
                                           Discounted                   Predecessor                   Discounted
Lease #       Lessee Name                  Present Value                Lease #                       Present Value
----------------------------------         ----------------             ---------------------         ----------------
              NONE




                                           -----------------                                          ----------------
                                           Totals:     $0.00                                                     $0.00



     a)   DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $0.00
     b)   ADCB OF POOL A AT CLOSING DATE                                                                         $0.00
     c)   (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                             0.00%

     * ANY CONTRACT DELINQUENT greater than 60 DAYS OR HAS DEFAULTED (greater than 180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)   Total discounted Contract Balance of Predecessor Receivables      $0.00
b)   Total discounted Contract Balance of Substitute Receivables       $0.00
c)   If (a) greater than (b), amount to be deposited in Collection
     Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                             YES       NO   X
                                                              -------   ------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000


XIV.CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) &
    GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING
                                                                                                      Predecessor
                                           Discounted                   Predecessor                   Discounted
Lease #       Lessee Name                  Present Value                Lease #                       Present Value
----------------------------------         ----------------             ---------------------         ----------------
              NONE




                                           -----------------                                          ----------------
                                           Totals:     $0.00                                                     $0.00


     a)   DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                           $0.00
     b)   ADCB OF POOL A AT CLOSING DATE                                                                         $0.00
     c)   (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)   Total discounted Contract Balance of Predecessor Receivables          $0.00
b)   Total discounted Contract Balance of Substitute Receivables           $0.00
c)   If (a) greater than (b), amount to be deposited in Collection
     Account per Contribution & Servicing Agreement Section 7.02           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                               YES            NO     X
                                                        ----------     --------



     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS
                                                                                                      Predecessor
                                           Discounted                   Predecessor                   Discounted
Lease #       Lessee Name                  Present Value                Lease #                       Present Value
----------------------------------         ----------------             ---------------------         ----------------
              NONE




                                           -----------------                                          ----------------
                                           Totals:     $0.00                                                     $0.00

     a)   DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                              $0.00
     b)   ADCB OF POOL B AT CLOSING DATE                                                                         $0.00
     c)   (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           0.00%

     * ANY CONTRACT DELINQUENT greater than 60 DAYS OR HAS DEFAULTED (greater than 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)   Total discounted Contract Balance of Predecessor Receivables      $0.00
b)   Total discounted Contract Balance of Substitute Receivables       $0.00
c)   If (a) greater than (b), amount to be deposited in Collection
     Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                             YES       NO   X
                                                              -------   ------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2000

XV.  POOL PERFORMANCE MEASUREMENTS


1.              AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT greater than 90 DAYS                                  TOTAL OUTSTANDING CONTRACTS
      This Month                                           641,144.30             This Month                          250,517,046.69
      1 Month Prior                                        669,376.71             1 Month Prior                       254,065,223.73
      2 Months Prior                                       339,342.95             2 Months Prior                      257,463,977.99

      Total                                              1,649,863.96             Total                               762,046,248.41

      a) 3 MONTH AVERAGE                                   549,954.65             b) 3 MONTH AVERAGE                  254,015,416.14

      c) a/b                                                     0.22%


2.    Does a Delinquency Condition Exist (1c greater than 6% )?
                                                                                        Yes                          No     X
                                                                                           -----------                 ----------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                             Yes                          No     X
                                                                                           -----------                 ----------
      B. An Indenture Event of Default has occurred and is then continuing?             Yes                          No     X
                                                                                           -----------                 ----------

4.    Has a Servicer Event of Default occurred?                                         Yes                          No     X
                                                                                           -----------                 ----------


5.    Amortization Event Check

      A. Is 1c greater than 8% ?                                                        Yes                          No     X
                                                                                           -----------                 ----------
      B. Bankruptcy, insolvency, reorganization; default/violation
         of any covenant or obligation  not remedied within 90 days?                    Yes                          No     X
                                                                                           -----------                 ----------
      C. As of any Determination date, the sum of all defaulted
         contracts since the Closing date exceeds 6% of the ADCB on
         the Closing Date?                                                              Yes                          No     X
                                                                                           -----------                 ----------


6.    Aggregate Discounted Contract Balance at Closing Date    Balance  $     -
                                                                        --------


      DELINQUENT LEASE SUMMARY

             Days Past Due             Current Pool Balance             # Leases
             -------------             --------------------             --------
                   31 - 60                     8,056,565.96                   63
                   61 - 90                     1,239,989.00                   16
                  91 - 180                       641,144.30                   23



      Approved By:
      Lisa J. Cruikshank
      Vice President